Exhibit 32.1/32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Rector, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of NanoDynamics Holdings, Inc. for the fiscal quarter ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents in all material respects the financial condition and results of operations of NanoDynamics Holdings, Inc.

Date: February 17, 2009	By:	/s/ David Rector
	Name:	David Rector
	Title:	Chief Executive Officer and Chief Financial Officer

A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to NanoDynamics Holdings, Inc., and will be retained by NanoDynamics Holdings, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.